SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                        March 18, 2005 (March 17, 2005)

                             RITE AID CORPORATION
            (Exact name of registrant as specified in its charter)

            Delaware                     1-5742                 23-1614034
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

30 Hunter Lane, Camp Hill, Pennsylvania                             17011
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code           (717) 761-2633
                                                       -------------------------

                                     None
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2005, we issued a press release containing information regarding results of operations for fiscal years 2004, 2003 and 2002 and the first three quarters of fiscal 2005, a copy of which is attached as Exhibit 99.1 hereto.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     (a) On March 17, 2005, our management and audit committee discussed the letter issued February 7, 2005 by the Office of the Chief Accountant of the Securities and Exchange Commission, clarifying the application of generally accepted accounting principles ("GAAP") for lease accounting. On March 17, 2005, our management and audit committee determined that the Company's methods of accounting for rent during construction periods and amortization of leasehold improvements are not consistent with GAAP and that our previously issued consolidated financial statements for fiscal years 2004, 2003 and 2002 and our financial statements for the first

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         three quarters of fiscal 2005 should be restated. As a result of the
         Company's determination to restate its consolidated financial statements, such financial statements and the related independent auditors' report should no longer be relied upon. Our audit committee also discussed this determination with our independent registered public accounting firm, Deloitte & Touche LLP.

     On March 17, 2005, we issued a press release describing the matters set forth above, a copy of which is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Registrant's Press Release, dated March 17, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RITE AID CORPORATION


     Dated: March 17, 2005             By:       /s/Robert B. Sari
                                                 -----------------------------
                                       Name:     Robert B. Sari
                                       Title:    Senior Vice President,
                                                 General Counsel and Secretary


                                 EXHIBIT INDEX

Exhibit No. Description

99.1 Registrant's press release dated March 17, 2005.

[INSERT PRESS RELEASE]

                                 END OF FILING